UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 17, 2020

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 2.04     TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On July 9, 2020, the mortgage, senior mezzanine and junior mezzanine loans with a principal amount of $144,188,000 and securing the 8-hotel portfolio, consisting of Courtyard Billerica, Hampton Inn Columbus Easton, Hampton Inn Phoenix Airport, Homewood Suites Pittsburgh Southpointe, Hampton Inn Pittsburgh Waterfront, Hampton Inn Pittsburgh Washington, Residence Inn Stillwater and Courtyard Wichita (the “Rockbridge Portfolio”) matured and the Company failed to repay the loans on such maturity date. On July 17, 2020, the senior mezzanine lender on the Rockbridge Portfolio sent the Company a notice of UCC sale, which provides that the senior mezzanine lender will sell the subsidiaries of the Company that own the respective hotels in a public auction. The senior mezzanine loan has an outstanding principal balance of $16,500,000.

ITEM 7.01     REGULATION FD DISCLOSURE.

On June 22, 2020, Ashford Foshay Senior Mezz LLC and Ashford TRS Foshay Senior Mezz LLC, each a subsidiary of the Company, received a notice of UCC sale from its mezzanine lender regarding a loan made on November 10, 2015 in the original principal amount of $6,500,000. On April 6, 2020, May 6, 2020, June 8, 2020 and July 6, 2020, the Company failed to make monthly payments that were due under the mezzanine loan. The failure to make such payments constituted an event of default under the loan agreement. The mezzanine loan is secured by the limited liability company membership interests in Ashford Foshay GP LLC, the limited liability company membership interests in Ashford TRS Foshay LLC and the limited partnership interest in Ashford Foshay LP (the owner of the W Hotel in Minneapolis, Minnesota), each a subsidiary of the Company. Ashford Foshay Senior Mezz LLC and Ashford TRS Foshay Senior Mezz LLC were notified that the lender would sell the ownership interests in each of these entities at a public sale on August 6, 2020.

The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2020

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary